EXHIBIT 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

                           TELEX COMMUNICATIONS, INC.
                         ANNOUNCES THIRD QUARTER RESULTS

MINNEAPOLIS, MINNESOTA, NOVEMBER 1, 2004 - Telex Communications, Inc. today announced operating results for its third quarter and nine months ended September 30, 2004. Net sales for the third quarter were $77.4 million, an increase of 11% compared to net sales of $69.6 million for the third quarter a year ago. Operating income for the quarter increased 26% to $11.1 million compared to $8.8 million for the third quarter last year.

Net sales for the nine months ended September 30, 2004 were $222.4 million, an increase of 12% over net sales of $199.3 million for the same period a year ago. Operating income for the nine months increased 46% to $28.4 million compared to operating income of $19.5 million for the first nine months last year.

Telex will host a teleconference call beginning at 1:00 PM Central Standard Time today. A replay of this teleconference will be available on the Internet on a listen-only basis at www.telex.com. All remarks made during the teleconference will be current at the time of the call and the replay will not be updated to reflect any subsequent material developments.

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


ABOUT TELEX COMMUNICATIONS, INC.

Telex Communications, Inc. is a worldwide industry leader in the design, manufacture and marketing of audio and communications products and systems to commercial, professional and industrial customers. The Company markets over 30 product lines that span the professional audio and communications sectors. The Company operates through two business segments, Professional Audio and Audio and Wireless Technology. The Professional Audio segment product lines include sophisticated loudspeaker systems, wired and wireless intercom systems, mixing consoles, amplifiers, wired and wireless microphones and other related products. The Audio and Wireless Technology segment product lines include digital audio duplication products, military and aviation products, land mobile communication systems, wireless assistive listening systems and other related products.

Telex Communications, Inc. (Telex or Successor), a Delaware corporation, is an indirect wholly owned subsidiary of Telex Communications Holdings, Inc. (Old Telex or Predecessor). Telex was formed in connection with the November 2003 restructuring of Old Telex's debt obligations. Upon the closing of the restructuring, Old Telex changed its name and Successor was renamed. Reference to "the Company" in this press release means Predecessor and/or Successor, as appropriate, for the relevant period(s).

The consolidated financial statements for the three and nine months ended September 30, 2004 reflect the results of Telex while the consolidated financial statements for the three and nine months ended September 30, 2003 reflect the results of Old Telex.

This press release contains various "Forward-Looking Statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, which represent Telex's expectations or beliefs concerning various future events, are based on current expectations that involve a number of risks and uncertainties that could cause actual results to differ materially from those of such Forward-Looking Statements. While made in good faith based on information currently available to management, we cannot assure you that such opinions or expectations will be achieved or accomplished. We do not undertake to update, revise or correct any of the forward-looking information contained in this report. These risks and uncertainties include: (i) the timely development and market acceptance of new products; (ii) the financial resources of competitors and the impact of competitive products and pricing; (iii) changes in general and industry specific economic conditions on a national, regional or international basis; (iv) changes in laws and regulations, including changes in accounting standards; (v) the timing and success of the implementation of changes in our operations to effect cost savings; (vi) opportunities that may be presented to and pursued by us; (vii) our financial resources, including our ability to access external sources of capital; (viii) war; (ix) natural or manmade disasters (including material acts of terrorism or other hostilities which impact our markets) and (x) such other risks and uncertainties as are detailed from time to time in the Company's reports and filings with the Securities and Exchange Commission.

For additional information contact:

Gregory Richter
Chief Financial Officer
12000 Portland Avenue South
Burnsville, MN 55337
Tel: (952)-736-4254
E-mail: greg.richter@us.telex.com

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                           TELEX COMMUNICATIONS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                    SEPTEMBER 30,   DECEMBER 31,
                                                        2004           2003
                                                    -------------   ------------
                                                    (UNAUDITED)
                      ASSETS
Current assets:
        Cash and cash equivalents                   $      13,400   $      6,698
        Accounts receivable, net                           51,966         47,455
        Inventories                                        53,788         45,967
        Other current assets                                6,019          7,437
                                                    -------------   ------------

              Total current assets                        125,173        107,557

Property, plant and equipment, net                         30,685         29,951
Deferred financing costs, net                               5,690          6,368
Goodwill, net                                              23,342         23,353
Other assets                                                2,932          2,981
                                                    -------------   ------------

                                                    $     187,822   $    170,210
                                                    =============   ============
  LIABILITIES AND SHAREHOLDER'S EQUITY (DEFICIT)

Current liabilities:

        Current maturities of long-term debt        $         453   $        446
        Accounts payable                                   18,200         12,879
        Accrued wages and benefits                         11,247         10,384
        Other accrued liabilities                          15,943         11,557
        Income taxes payable                                5,406          9,046
                                                    -------------   ------------
              Total current liabilities                    51,249         44,312

Long-term debt, net                                       126,135        126,413
Other long-term liabilities                                 8,944          7,474
                                                    -------------   ------------
              Total liabilities                           186,328        178,199
                                                    -------------   ------------
Shareholder's equity (deficit):

        Common stock and capital in excess of par         143,029        143,029
        Accumulated other comprehensive loss               (3,270)        (3,260)
        Accumulated deficit                              (138,265)      (147,758)
                                                    -------------   ------------
              Total shareholder's equity (deficit)          1,494         (7,989)
                                                    -------------   ------------
                                                    $     187,822   $    170,210
                                                    =============   ============

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                           TELEX COMMUNICATIONS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                   (UNAUDITED)

                                            SUCCESSOR      PREDECESSOR      SUCCESSOR      PREDECESSOR
                                          -------------   -------------   -------------   -------------
                                               THREE MONTHS ENDED               NINE MONTHS ENDED
                                          -----------------------------   -----------------------------
                                          SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                              2004            2003            2004            2003
                                          -------------   -------------   -------------   -------------
Net sales                                 $      77,374   $      69,587   $     222,369   $     199,298
Cost of sales                                    41,585          39,837         121,288         115,543
                                          -------------   -------------   -------------   -------------
            Gross profit                         35,789          29,750         101,081          83,755
                                          -------------   -------------   -------------   -------------
Operating expenses:
   Engineering                                    4,200           3,374          11,391          10,551
   Selling, general and administrative           20,511          17,547          61,282          56,148
   Pension curtailment gain                           -               -               -          (2,414)
                                          -------------   -------------   -------------   -------------
                                                 24,711          20,921          72,673          64,285
                                          -------------   -------------   -------------   -------------
            Operating income                     11,078           8,829          28,408          19,470

Interest expense                                 (4,200)         (7,748)        (12,433)        (22,152)
Other income, net                                   284             327             424             523
                                          -------------   -------------   -------------   -------------
Income (loss) before income taxes                 7,162           1,408          16,399          (2,159)
Provision for income taxes                        2,633             885           6,426           3,034
                                          -------------   -------------   -------------   -------------
            Net income (loss)             $       4,529   $         523   $       9,973   $      (5,193)
                                          =============   =============   =============   =============

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

                           TELEX COMMUNICATIONS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                   (UNAUDITED)

                                                                                 SUCCESSOR      PREDECESSOR
                                                                               -----------------------------
                                                                                     NINE MONTHS ENDED
                                                                               -----------------------------
                                                                               SEPTEMBER 30,   SEPTEMBER 30,
                                                                                   2004            2003
                                                                               -------------   -------------
OPERATING ACTIVITIES:
    Net income (loss)                                                          $       9,973   $      (5,193)
    Adjustments to reconcile net income (loss) to cash flows from operations:
       Depreciation and amortization                                                   4,527           4,646
       Amortization of finance charges and pay-in-kind interest charge                 1,067          17,470
       Gain on disposition of assets                                                    (269)           (319)
       Pension curtailment gain                                                            -          (2,414)
       Change in operating assets and liabilities                                     (6,587)         (3,963)
       Change in long-term liabilities                                                 1,352             (57)
       Other, net                                                                        613             660
                                                                               -------------   -------------
    Net cash provided by operating activities                                         10,676          10,830
                                                                               -------------   -------------
INVESTING ACTIVITIES:
    Additions to property, plant and equipment                                        (5,310)         (4,375)
    Proceeds from disposition of assets                                                2,338           1,158
    Other                                                                                166             166
                                                                               -------------   -------------
    Net cash used in investing activities                                             (2,806)         (3,051)
                                                                               -------------   -------------

FINANCING ACTIVITIES:
    Borrowings under revolving lines of credit, net                                        -           1,118
    Repayment of long-term debt                                                         (328)         (9,007)
    Payment of deferred financing costs                                                 (317)              -
    Dividend to parent                                                                  (480)              -
                                                                               -------------   -------------
    Net cash used in financing activities                                             (1,125)         (7,889)
                                                                               -------------   -------------

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS                             (43)            203
                                                                               -------------   -------------

CASH AND CASH EQUIVALENTS:
    Net increase                                                                       6,702              93
    Balance at beginning of period                                                     6,698           3,374
                                                                               -------------   -------------
    Balance at end of period                                                   $      13,400   $       3,467
                                                                               =============   =============

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                           TELEX COMMUNICATIONS, INC.
                          SUPPLEMENTARY FINANCIAL DATA
                                 (IN THOUSANDS)

                                   (UNAUDITED)

                                                                    SUCCESSOR      PREDECESSOR      SUCCESSOR      PREDECESSOR
                                                                  -------------   -------------   -------------   -------------
                                                                        THREE MONTHS ENDED               NINE MONTHS ENDED
                                                                  -----------------------------   -----------------------------
                                                                  SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                                      2004            2003            2004            2003
                                                                  -------------   -------------   -------------   -------------
Consolidated net sales
    Professional Audio                                            $      62,815   $      54,749   $     180,806   $     155,235
    Audio and Wireless Technology                                        14,559          14,838          41,563          44,063
                                                                  -------------   -------------   -------------   -------------
                                                                  $      77,374   $      69,587   $     222,369   $     199,298
                                                                  =============   =============   =============   =============

Operating income (loss)
    Professional Audio                                            $       8,102   $       7,103   $      21,715   $      16,721
    Audio and Wireless Technology                                         2,871           2,355           7,083           3,711
    Corporate                                                               105            (629)           (390)           (962)
                                                                  -------------   -------------   -------------   -------------
                                                                  $      11,078   $       8,829   $      28,408   $      19,470
                                                                  =============   =============   =============   =============

Net sales by geographic region
    United States                                                 $      40,018   $      35,209   $     112,261   $     101,265
    Other Americas                                                        2,427           2,753           7,981           8,254
    Europe                                                               21,564          19,201          62,854          56,602
    Asia                                                                 10,128           9,731          30,334          25,179
    Other countries                                                       3,237           2,693           8,939           7,998
                                                                  -------------   -------------   -------------   -------------
                                                                  $      77,374   $      69,587   $     222,369   $     199,298
                                                                  =============   =============   =============   =============

Gross margin %                                                             46.3%           42.8%           45.5%           42.0%
Operating expenses as a % of net sales                                     31.9%           30.1%           32.7%           32.3%
Operating income as a % of net sales                                       14.3%           12.7%           12.8%            9.8%

The following table reconciles Telex's or Old Telex's net income
  (loss) to EBITDA:

Net income (loss)                                                 $       4,529   $         523   $       9,973   $      (5,193)
Income taxes                                                              2,633             885           6,426           3,034
Interest expense                                                          4,200           7,748          12,433          22,152
Interest income                                                             (46)            (27)           (105)            (59)
Depreciation and amortization                                             1,549           1,445           4,527           4,646
                                                                  -------------   -------------   -------------   -------------
    EBITDA                                                        $      12,865   $      10,574   $      33,254   $      24,580
                                                                  =============   =============   =============   =============

The non-GAAP financial measure in the table above is provided to assist the reader's understanding of the comparability of the company's operations for 2004 and 2003. The company believes that EBITDA, defined as net income (loss) plus income taxes, interest expense and depreciation and amortization minus interest income, is a useful basis to compare the company's results. The presentation above reconciles reported net income (loss) (U.S. GAAP amounts) to EBITDA for the quarter and nine months ended September 30, 2004 and 2003, respectively. The EBITDA information should not be construed as an alternative to reported results under U.S. GAAP.

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